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                                                                   Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Hibbett Sporting Goods, Inc.'s previously filed Registration Statements File Nos. 33-07023, 33-21299, 33-21201, 33-21303, and 33-21305.


                                    ARTHUR ANDERSEN LLP


Birmingham, Alabama
April 25, 1997